Exhibit 99.1

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is dated as of June 14, 2018, between Verastem, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (collectively, the “Purchaser”).

WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue, shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to the Purchaser pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, upon the execution and delivery of this Agreement, the Company and the Purchaser agree as follows:

1.             Subscription.  The Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock (the “Shares”) at the per share purchase price and aggregate purchase price (the “Purchase Price”) as set forth on the signature pages hereto, and the Company, intending to be legally bound, hereby irrevocably agrees to issue and sell the Shares to the Purchaser.

2.             Registration of Shares.  The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-217048) under the Act, including a prospectus, relating to the Shares (the “Basic Prospectus”), which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  Such registration statement has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement described in the paragraph above, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) in the form furnished by the Company to the Purchaser in connection with the offering of the Shares.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference therein pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, which is deemed to be incorporated therein by reference.

The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

3.             Purchase and Sale of Shares.  The Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase the Shares at a closing to take place at the offices of the Company, or such other place as the Purchaser and the Company shall mutually agree (the “Closing”), no later than June 18, 2018 (the “Closing Date”).  At the Closing, the Company shall deliver instructions to the Company’s transfer agent to issue the Shares as of the Closing Date and deliver to the Purchaser via the Depository Trust Company (“DTC”) Deposit Withdrawal Agent Commission System (“DWAC”) the Shares, against delivery of the Purchase Price, which shall be paid by the Purchaser at the Closing by wire transfer of immediately available funds to the account set forth on Schedule A hereto. The term “business day” means a day on which the Nasdaq Global Market (the “Nasdaq”) is open for trading.

Prior to Closing, the Purchaser shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Purchaser are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Simultaneously with the delivery to the Company by the Purchaser of the Purchase Price at Closing, the Company shall direct its transfer agent to credit the Purchaser’s account or accounts with the Shares pursuant to the information contained in the DWAC (as specified by such Purchaser on the signature page hereto).

4.             Closing Conditions.

(a)         The obligations of the Company hereunder are subject to the following conditions being met:

i.      the accuracy in all material respects as of the date hereof of the representations and warranties by the Purchaser contained herein; and

ii.     the delivery by the Purchaser of the Purchase Price to the Company for the Shares as set forth herein on the Closing Date.

(b)         The obligations of the Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the following conditions being met:

i.        the accuracy in all material respects (other than representations and warranties which are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of the date hereof and at the time of purchase of the representations and warranties by the Company contained herein;

ii.       the delivery by the Company to the Purchaser of the Prospectus, including the Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act);

iii.      the delivery by the Company to the Purchaser of a copy of the instructions to the Company’s transfer agent instructing the transfer agent to deliver the number of Shares subscribed for by the Purchaser;

iv.      the delivery by the Company to the Purchaser at the time of purchase of an opinion of Ropes & Gray LLP, counsel for the Company, addressed to the Purchaser, and dated the time of purchase, in form and substance reasonably satisfactory to the Purchaser;

v.       no prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Purchaser shall have reasonably objected in writing;

vi.      the Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act, and the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the business day required under the Act;

vii.     at the time of purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;

viii.    the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

ix.      as of its date, the date it is filed with the Commission and the time of purchase, the Prospectus shall not, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

x.       the delivery by the Company to the Purchaser at the time of purchase of certificates of (i) its Chief Executive Officer and its Principal Financial Officer, dated the time of purchase, in form and substance reasonably satisfactory to the Purchaser and (ii) its Secretary or an Assistant Secretary, in form and substance reasonably satisfactory to the Purchaser; and

xi.      the Shares shall have been applied for listing on the Nasdaq, subject only to notice of issuance at or prior to the time of purchase.

5.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Purchaser that:

(a)       the Registration Statement has heretofore become effective under the Act; no order of the Commission preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement or the Prospectus has been issued, no stop order suspending the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)       the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement and the time of purchase, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); the Prospectus, as of its date, the date that it is filed with the Commission and the time of purchase, will not, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 5(b) with respect to any statement contained in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Purchaser and furnished in writing by such Purchaser to the Company expressly for use in the Registration Statement or Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)       the Company has not, directly or indirectly, offered or sold the Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(d)       [Reserved];

(e)       As of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled “The Offering,” “Description of Common Stock” and “Description of Preferred Stock”, and, as of the time of purchase, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled “The Offering,” “Description of Common Stock” and “Description of Preferred Stock” (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants and settlement of restricted stock units granted under existing equity plans described in the Registration Statement (excluding the exhibits thereto), the Prospectus, the grant of awards under existing equity incentive plans described in the Registration Statement (excluding the exhibits thereto) and the Prospectus and the grant of stock options pursuant to the Company’s inducement award programs, as described in the Company’s registration statements on Form S-8 filed with the Commission); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq;

(f)        the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(g)       the Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, which is the only jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiary (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the Nasdaq (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(h)       the Company has no subsidiaries (as defined under the Act) other than Verastem Securities Company (the “Subsidiary”); the Company owns all of the issued and outstanding capital stock of the Subsidiary; other than the capital stock of the Subsidiary, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and the Subsidiary and all amendments thereto have been made available to the Purchaser, and no changes therein will be made on or after the date hereof through and including the time of purchase; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiary are outstanding;

(i)        the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;

(j)        the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement and the Prospectus;

(k)       there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

(l)        this Agreement has been duly authorized, executed and delivered by the Company and constitutes the lawful, valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and general equitable principles;

(m)      neither the Company nor the Subsidiary is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any applicable federal, state, local or foreign law, regulation or rule, or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect;

(n)       the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or the Subsidiary pursuant to) (A) the charter or bylaws of the Company or the Subsidiary, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which either of them or any of their respective properties may be bound or affected, or (C) any applicable federal, state, local or foreign law, regulation or rule, or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq), or (E) any decree, judgment or order applicable to the Company or the Subsidiary or any of their respective properties, except, in the case of the foregoing clauses (B), (C),

(D) and (E), for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect;

(o)       no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq) having jurisdiction over the Company, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) the registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered, (iii) any listing applications and related consents or any notices required by Nasdaq in the ordinary course of the offering of the Shares, (iv) filings with the Commission pursuant to Rule 424(b) under the Act or (v) filings with the Commission on Form 8-K with respect to this Agreement and the Exhibit 5 opinion relating to the Shares;

(p)       except as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated by this Agreement, except any such right that has been validly waived in writing as of the date of this Agreement, copies of such waivers to have been made available to the Purchaser; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in any other offering of securities of the Company;

(q)       each of the Company and the Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where failure to have, make or obtain the same would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(r)        there are no actions, suits, claims, investigations or proceedings pending to which the Company or the Subsidiary or, to the Company’s knowledge, any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Nasdaq), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or the Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect (assuming, with respect to any such action, suit, claim, investigation or proceeding to which the Company or the Subsidiary is a party, that such action, suit, claim, investigation or proceeding was resolved adversely to the Company  or the Subsidiary, as the case may be); and, to the Company’s knowledge, no such actions, suits, claims, investigations or proceedings are threatened or contemplated;

(s)        Ernst & Young LLP, whose report on the financial statements of the Company is included or incorporated by reference in the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(t)        the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes; all pro forma financial statements or data included or incorporated by reference in the Registration Statement and the Prospectus, if any, comply in all material respects with the requirements of the Act and the Exchange Act, to the extent applicable, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial data contained or incorporated by reference in the Registration Statement and the

Prospectus, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; and the Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) and the Prospectus;

(u)       except as disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus, each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof or by an executive officer pursuant to Section 157(c) of the Delaware General Corporation Law) of the Company and (iii) has been properly accounted for in the Company’s financial statements in accordance with U.S. generally accepted accounting principles and disclosed in the Company’s filings with the Commission;

(v)       subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development that would be reasonably expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiary taken as a whole, (ii) any transaction to which the Company is a party which is material to the Company and the Subsidiary taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiary, which is material to the Company and the Subsidiary taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary (other than the issuance of shares of Common Stock upon exercise of stock options or vesting of restricted stock units granted under existing equity plans described in the Registration Statement (excluding the exhibits thereto) and the Prospectus and the grant of awards under equity incentive plans described in the Registration Statement (excluding the exhibits thereto) and the Prospectus, and the grant of stock options pursuant to the Company’s inducement award programs, as described in the Company’s registration statements on Form S-8 filed with the Commission, in each case in the ordinary course of business) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(w)      neither the Company nor the Subsidiary is and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(x)       each of the Company and the Subsidiary has good title to all personal property described in the Registration Statement and the Prospectus as being owned by it, free and clear of all liens, claims, security interest or other encumbrances, except those that do not materially interfere with the use or proposed use of such property by the Company or the Subsidiary, respectively, or as would not materially or adversely affect the value of such property; neither the Company nor the Subsidiary owns any real property; all the real property described in the Registration Statement and the Prospectus as being held under lease by the Company or the Subsidiary is held thereby under valid, subsisting and enforceable leases;

(y)       except (A) as described in the Registration Statement and the Prospectus or (B) as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company or the Subsidiary owns the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information (collectively, “Intellectual Property”) described in the Registration Statement and the Prospectus as being owned by it and owns or has obtained valid and enforceable licenses for, or other rights to use, all Intellectual Property used in, or necessary for, the conduct of the businesses of the Company and the Subsidiary as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement and the Prospectus as under development) (collectively, “Company Intellectual Property”), except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and general equitable principles; (ii) there are no third parties who have, or, to the Company’s knowledge, will be able to establish, rights to use any Company Intellectual Property that is owned or purported to be owned by the Company or the Subsidiary, other than any co-owner of any patent or patent application constituting Intellectual Property who is listed as such on the records of the U.S. Patent and Trademark Office (the “PTO”), and, to the Company’s knowledge, no third party has any ownership interest in or to any Company Intellectual Property that is exclusively licensed to the Company or the Subsidiary, except for, and to the extent of, the ownership rights of the owners of the Company Intellectual Property which the Registration Statement (excluding the exhibits thereto) and the Prospectus disclose is licensed to the Company or the Subsidiary; (iii) to the Company’s knowledge, there is no infringement, misappropriation or other violation by any third parties of any Company Intellectual Property owned by or exclusively licensed to the Company or the Subsidiary; (iv) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the Company’s or the

Subsidiary’s rights in or to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (v) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vi) neither the Company nor the Subsidiary has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others that the Company or the Subsidiary infringes, misappropriates or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement and the Prospectus as under development, infringe, misappropriate or violate, any Intellectual Property of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vii) each of the Company and the Subsidiary has complied with the applicable terms of each agreement pursuant to which Company Intellectual Property has been licensed to such entity, and all such agreements are in full force and effect; (viii) to the Company’s knowledge, there is no patent or patent application that contains claims that, if practiced, would infringe the issued or pending claims of any patents or patent applications included in the Company Intellectual Property or that challenges the validity, enforceability or scope of any of the Company Intellectual Property; (ix) the manufacture, use and sale of the product candidates described in the Registration Statement and the Prospectus as under development by the Company or the Subsidiary fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or the Subsidiary, as the case may be; (x) each of the Company and the Subsidiary has complied and, to the Company’s knowledge, each of their respective licensors has complied, with its duty of candor and disclosure to the PTO with respect to all patent applications owned or exclusively licensed to such entity and included in the Company Intellectual Property and filed with the PTO; (xi) all conditions stated in any license agreement under which Company Intellectual Property is licensed to the Company or the Subsidiary that are required to be satisfied in order for the Company or the Subsidiary, as applicable, to retain exclusive rights have been timely satisfied; (xii) to the Company’s knowledge, the issued patents owned by or exclusively licensed to the Company or the Subsidiary are valid and enforceable and the Company is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending patent application owned by the Company or the Subsidiary; (xiii) the Company has taken reasonable steps necessary to secure interests of each of the Company and the Subsidiary in the Company Intellectual Property purported to be owned by such entity from the employees, consultants, agents and contractors of such entity; (xiv) there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property owned by the Company or the Subsidiary that are required to be described in the Registration Statement and the Prospectus that are not so described therein; (xv) neither the Company nor the Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be described in the Registration Statement and the Prospectus that are not so described therein; and (xvi) no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Company Intellectual Property that is owned or purported to be owned by the Company or the Subsidiary that would confer upon any governmental agency or body, university, college, other educational institution or research center any claim or right in or to any such Company Intellectual Property.

(z)       neither the Company nor the Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or the Subsidiary, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Subsidiary and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or the Subsidiary;

(aa)     the Company and the Subsidiary and their respective properties, assets and operations are in compliance with, and the Company and the Subsidiary hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiary under, or to interfere with or prevent compliance by the Company or the Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor the Subsidiary (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(bb)     all tax returns required to be filed by the Company or the Subsidiary have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, except to the extent failure to file such return or make such payments would not, individually or in the aggregate, have a Material Adverse Effect;

(cc)     except as described in the Registration Statement and the Prospectus, the Company maintains insurance covering the properties, operations, personnel and businesses of the Company and the Subsidiary as the Company reasonably deems adequate to insure against such losses and risks in accordance with customary industry practice to protect the Company and the Subsidiary and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; the Company has no reason to believe that it will not be able to renew any such insurance as and when such insurance expires or obtain similar coverage at reasonable cost from similar insurers;

(dd)     neither the Company nor the Subsidiary has sent any communication or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Prospectus or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or the Subsidiary or, to the Company’s knowledge, threatened in writing by any other party to any such contract or agreement;

(ee)     the Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ff)      the Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including the Subsidiary, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; at December 31, 2017, no “material weakness” (as such term is defined in Rule 1-02(a)(4) of Regulation S-X under the Act) existed with respect to the Company’s internal control over financial reporting and since the end of the Company’s most recent audited fiscal year there have been no “significant deficiencies” or “material weaknesses” in the Company’s internal control over financial reporting identified to or by the Company’s independent registered accountants or audit committee or Board of Directors of the Company; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiary and the Company’s directors and officers, in their capacities as such, are each, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder;

(gg)     each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith;

(hh)     all statistical or market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(ii)       neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary has taken any action, directly or indirectly, while acting on behalf of the Company or the Subsidiary, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); the Company is not aware of any such action, directly or indirectly, having been taken on behalf of the Company or the Subsidiary; and the Company and the Subsidiary and, to the knowledge of the Company, their respective affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

(jj)       the operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(kk)     neither the Company nor the Subsidiary nor any of their respective affiliates, directors, officers, nor to the knowledge of the Company, any agent or employee of the Company or the Subsidiary is subject to any sanctions administered or enforced by the Office of Foreign Assets Control of the United States Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that is the target of sanctions administered or enforced by such authorities or in connection with any country or territory that is the target of country- or territory-wide OFAC sanctions (currently, Iran, Sudan, Syria, Cuba, North Korea, and the Crimea Region of Ukraine);

(ll)       the Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary’s capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary’s property or assets to the Company, except, in each case, as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus;

(mm)  the preclinical studies and clinical trials that are described in, or the results of which are referred to in, the Registration Statement and the Prospectus were and, if still pending, are being conducted in all material respects in accordance with standard accepted medical and scientific research procedures and all applicable Laws, including, but not limited to, the Federal Food, Drug and Cosmetic Act (the “FDCA”) and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312.; the descriptions of and information regarding the results of such studies, tests and trials, and the data and results derived therefrom, contained in the Registration Statement and the Prospectus are accurate and complete, as of the date indicated, in all material respects and fairly present the data derived from such tests and trials, and neither the Company nor the Subsidiary, after due inquiry, has any knowledge of any other studies, tests, trials, publications, presentations or other information relating to the Company’s products or product candidates not described in the Registration Statement and the Prospectus the results of which reasonably call into question the results described or referred to in the Registration Statement and the Prospectus; neither the Company nor the Subsidiary has received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring or threatening the termination, suspension or material modification of any studies, tests or trials that are described or referred to in the Registration Statement and the Prospectus; and the Company and the Subsidiary have operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies;

(nn)     except as described in the Registration Statement or the Prospectus, and except as would not, individually or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor the Subsidiary has received any written notice of adverse filing, warning letter, untitled letter or other correspondence or notice from any Regulatory Agency or other relevant regulatory authorities, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting material noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) or similar state, federal or foreign law or regulation; (ii) the Company and the Subsidiary, and to the Company’s knowledge, their respective directors, officers, employees or agents, are and have been since January 1, 2014 in compliance in all material respects with applicable health care laws, including without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), each as amended, and the regulations promulgated thereunder; and all other comparable local, state, federal, national, supranational and foreign laws, and the regulations promulgated thereunder, (collectively, “Health Care

Laws”); (iii) neither the Company nor the Subsidiary has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international government or other governmental, administrative or regulatory authority, governmental, administrative or regulatory agency or body, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private) or self-regulatory organization (each, a “Governmental Authority”) or third party alleging that any product, operation or activity is in violation of any Health Care Laws or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) neither the Company nor the Subsidiary or any of their respective directors, officers, employees or, to the Company’s knowledge, agents, is or has been debarred, suspended or excluded, or has been convicted of any crime or engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program; and (v) the Company and the Subsidiary are not a party to nor have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any Governmental Authority;

(oo)     the issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any securities of the Company;

(pp)     the Company has not received any notice from the Nasdaq regarding the delisting of the Common Stock from the Nasdaq;

(qq)     except pursuant to this Agreement, neither the Company nor the Subsidiary has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement; and

(rr)       the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

In addition, any certificate signed by any officer of the Company or the Subsidiary and delivered to the Purchaser or counsel for the Purchaser in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Purchaser.

6.             Representations, Warranties and Covenants of the Purchaser.  As of the date hereof, the Purchaser hereby represents and warrants to the Company that:

(a)       The Purchaser has received (or otherwise had made available to him by the filing by the Company of an electronic version thereof with the Commission) the Basic Prospectus which is a part of the Registration Statement, and the documents incorporated by reference therein (collectively, the “Disclosure Package”), prior to or in connection with the execution of this Agreement.

(b)       The Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies and has reviewed such information and made such inquiries regarding the Company and the purchase of the Shares as the Purchaser has deemed appropriate and (b) in connection with its decision to purchase the Shares, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein.

(c)       The Purchaser understands that nothing in this Agreement, the Disclosure Package or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors and made such investigations as the Purchaser, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(d)       No person or entity acting on behalf of, or under the authority of, the Purchaser is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company.

7.             Certain Covenants of the Company.  The Company hereby agrees:

(a)       if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise the Purchaser promptly and, if requested by the Purchaser, will confirm such advice in writing, when such post-effective amendment or such Registration Statement has become effective;

(b)       if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Purchaser, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to the Purchaser, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify the Purchaser of such effectiveness and (v) take all other action necessary or appropriate to permit the sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(c)       to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(d)       to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Purchaser (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Purchaser, (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for listing on the Nasdaq and any registration thereof under the Exchange Act, (v) the fees and disbursements of any transfer agent or registrar for the Shares, (vi) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, (vii) the performance of the Company’s other obligations hereunder and (viii) up to $75,000 in reasonable fees and expenses of counsel to the Purchaser in connection with the sale of the Shares (whether or not the Shares are delivered);

(e)       to provide the Purchaser, for its review, copies of any press release or other communication to be issued by the Company and to notify the Purchaser in advance of any press conferences with respect to the Company or the Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or the Subsidiary, or the offering of the Shares;

(f)        to use its best efforts to cause the Shares to be listed on the Nasdaq and to maintain such listing on the Nasdaq; and

(g)       to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

8.             Public Announcement. The Company and the Purchaser agree that the Company shall, prior to the opening of the financial markets in New York City on or before the business day immediately after the date hereof: (a) issue a press release announcing the Offering and (b) file a Current Report on Form 8-K with the Commission, including a form of this Agreement as an exhibit thereto, which discloses all material non-public information disclosed to the Purchaser.

9.             Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by email (if acknowledged by recipient) and, if to the Purchaser, shall be sufficient in all respects if delivered or sent to Consonance Capital Management LP, 1370 Avenue of the Americas, Floor 33, New York, NY 10019, Attention: Dr. Benny Soffer, Email: BSoffer@consonancecapital.com, and if to the Company, shall be mailed or delivered to it at 117 Kendrick Street, Suite 500, Needham, Massachusetts 02142, Attention: Principal Financial Officer, Email: dpaterson@verastem.com.

10.          Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

11.          Entire Agreement.  This Agreement constitutes the entire agreement between the Company and the Purchaser with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Company and the Purchaser.

12.          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13.          Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. Delivery of an executed copy of a signature page to this Agreement by facsimile or “pdf” transmission shall be as effective as delivery of a manually executed copy of this Agreement and shall be as effective and enforceable as the original.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

VERASTEM, INC.

By:	/s/ Robert Forrester

Name:	Robert Forrester

Title:	President and Chief Executive Officer

[Signature Page to Purchase Agreement]

PURCHASER:

CONSONANCE CAPITAL MASTER ACCOUNT L.P.

By:	/s/ Benny Soffer

Name:	Benny Soffer

Title:	Partner and Co-Portfolio Manager

Subscription Amount: $40,200,000

Purchase Price per Share: $6.00

No. of Shares to be Purchased: 6,700,000

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained): Goldman Sachs & Co. LLC

DTC Participant Number: 0005

Name of Account at DTC Participant being credited with the Shares: Consonance Capital Master Account L.P.

Account Number at DTC Participant being credited with the Shares: 002-43547-7

[Signature Page to Purchase Agreement]

PURCHASER:

P CONSONANCE OPPORTUNITIES LTD.

By:	/s/ Benny Soffer

Name:	Benny Soffer

Title:	Partner and Co-Portfolio Manager

Subscription Amount: $2,799,996

Purchase Price per Share: $6.00

No. of Shares to be Purchased: 466,666

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained): Goldman Sachs & Co. LLC

DTC Participant Number: 0005

Name of Account at DTC Participant being credited with the Shares: P Consonance Opportunities Ltd.

Account Number at DTC Participant being credited with the Shares: 002-53687-8

[Signature Page to Purchase Agreement]

Schedule A

Receiving Bank:

City/State:

ABA #:

Wire Payee:

Account #:

Notify:

Email address:

If telephonic verification of these instructions are required by your company policy, call:

Name of contact:

Telephone No.: